                                                                    Exhibit 99.2

                    INDEPENDENT AUDITOR'S REPORT TO MEMBERS

SCOPE

    We have audited the financial statements of Morgan & Banks Limited for the financial years ended 31 March 1998, 1997 and 1996 as set out on pages 2 to 26 included herein. The financial statements include the consolidated accounts of the economic entity comprising the company and the entities it controlled at each year's end or from time to time during the financial year. The company's directors are responsible for the preparation and presentation of the financial statements and the information they contain. We have conducted an independent audit of these financial statements in order to express an opinion on them to the members of the company.

    Our audit has been conducted in accordance with Australian Auditing Standards which do not differ in any material respects from generally accepted auditing standards in the United States of America to provide reasonable assurance as to whether the financial statements are free of material misstatement. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial statements, and the evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion as to whether, in all material respects, the financial statements are presented fairly in accordance with Australian Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views) and statutory requirements so as to present a view which is consistent with our understanding of the company's and the economic entity's financial position, and the results of their operations and their cash flows.

    The names of the entities controlled during all or part of, or at the end of, the financial year, but of which we have not acted as auditors are set out in Note 32 to the financial statements. We have, however, received sufficient information and explanations concerning these controlled entities to enable us to form an opinion on the consolidated accounts. The audit opinion expressed in this report has been formed on the above basis.

AUDIT OPINION

    In our opinion, the financial statements of Morgan & Banks Limited are properly drawn up:

(a) so as to give a true and fair view of

    - the state of affairs as at 31 March 1998 and 1997 and the profit and cash flows for the financial years ended 31 March 1998, 1997 and 1996 of the company and the economic entity; and

    - the other matters required by Divisions 4, 4A and 4B of Part 3.6 of the Corporations Law to be dealt with in the financial statements;

(b) in accordance with the provisions of the Corporations Law; and

(c) in accordance with applicable Australian Accounting Standards and other mandatory professional reporting requirements.

/s/ Pannell Kerr Forster                       /s/ A.P. WHITING
----------------------------                   ----------------------------
Pannell Kerr Forster                           A.P. Whiting
Chartered Accountants                          Partner
New South Wales Partnership
Sydney, 16 June 1998, except for Note 2 of
Notes to and Forming Part of the Consolidated
Financial Statements, for which the date is
21 September 1998.

                             MORGAN & BANKS LIMITED

                     CONSOLIDATED PROFIT AND LOSS ACCOUNTS

                            (IN AUSTRALIAN DOLLARS)

                                                                                      FOR THE YEAR ENDED 31 MARCH
                                                                                    -------------------------------
                                                                                      1998       1997       1996
                                                                           NOTES      $000       $000       $000
                                                                         ---------  ---------  ---------  ---------
Sales revenue..........................................................          4    330,364    221,467    143,057
                                                                                    ---------  ---------  ---------
Operating profit before depreciation, amortisation, interest and income
  tax..................................................................                25,466     20,002     13,440
Depreciation, amortisation and interest................................                 6,312      3,276      2,046
                                                                                    ---------  ---------  ---------
Operating profit before abnormal items and income tax..................          3     19,154     16,726     11,394
Abnormal loss before income tax........................................          5        703         --         --
                                                                                    ---------  ---------  ---------
Operating profit before income tax.....................................                18,451     16,726     11,394
Income tax attributable to operating profit............................          6      7,220      6,118      4,200
                                                                                    ---------  ---------  ---------
Operating profit after income tax......................................                11,231     10,608      7,194
Outside equity interests in operating profit after income tax..........                   214        741        437
                                                                                    ---------  ---------  ---------
Operating profit after income tax attributable to members of Morgan &
  Banks Limited........................................................                11,017      9,867      6,757
Retained profits at the beginning of the financial year................                 8,699      4,848      2,499
Retrospective adjustments for the introduction of AASB 1028............                    --         --       (123)
                                                                                    ---------  ---------  ---------
Total available for appropriation......................................                19,716     14,715      9,133
Dividends provided for or paid.........................................                 7,190      6,016      4,285
                                                                                    ---------  ---------  ---------
Retained profits at the end of the financial year......................                12,526      8,699      4,848
                                                                                    ---------  ---------  ---------
                                                                                    ---------  ---------  ---------

   The above Profit and Loss Accounts are to be read in conjunction with the attached Notes.

                             MORGAN & BANKS LIMITED

                          CONSOLIDATED BALANCE SHEETS

                            (IN AUSTRALIAN DOLLARS)

                                                                                                         AS AT 31 MARCH
                                                                                                      --------------------
                                                                                                        1998       1997
                                                                                              NOTES     $000       $000
                                                                                         -----------  ---------  ---------
CURRENT ASSETS
Cash...................................................................................          22      14,488     11,067
Receivables............................................................................           9      39,446     30,175
Other..................................................................................          10       2,357      1,844
                                                                                                      ---------  ---------
TOTAL CURRENT ASSETS...................................................................                  56,291     43,086
                                                                                                      ---------  ---------
NON-CURRENT ASSETS
Receivables............................................................................          11          46         42
Plant and equipment....................................................................          12      14,152     10,385
Intangibles............................................................................          13       9,308     10,147
Other..................................................................................          14       2,993      2,339
                                                                                                      ---------  ---------
TOTAL NON-CURRENT ASSETS...............................................................                  26,499     22,913
                                                                                                      ---------  ---------
TOTAL ASSETS...........................................................................                  82,790     65,999
                                                                                                      ---------  ---------
CURRENT LIABILITIES
Accounts payable.......................................................................          15      43,665     34,029
Borrowings.............................................................................          16         481        665
Provisions.............................................................................          17       9,530      8,230
                                                                                                      ---------  ---------
TOTAL CURRENT LIABILITIES..............................................................                  53,676     42,924
                                                                                                      ---------  ---------
NON-CURRENT LIABILITIES
Borrowings.............................................................................          18       8,121      5,915
Provisions.............................................................................          19       1,613      1,719
                                                                                                      ---------  ---------
TOTAL NON-CURRENT LIABILITIES..........................................................                   9,734      7,634
                                                                                                      ---------  ---------
TOTAL LIABILITIES......................................................................                  63,410     50,558
                                                                                                      ---------  ---------
NET ASSETS.............................................................................                  19,380     15,441
                                                                                                      ---------  ---------
                                                                                                      ---------  ---------
Shareholders' Equity
Issued capital.........................................................................          21       2,308      2,283
Reserves...............................................................................           8       3,895      3,664
Retained profits.......................................................................                  12,526      8,699
                                                                                                      ---------  ---------
Shareholders' equity attributable to members
  of Morgan & Banks Limited............................................................                  18,729     14,646
Outside equity interests in controlled entities........................................          31         651        795
                                                                                                      ---------  ---------
TOTAL SHAREHOLDERS' EQUITY.............................................................                  19,380     15,441
                                                                                                      ---------  ---------
                                                                                                      ---------  ---------

The above Balance Sheets are to be read in conjunction with the attached Notes.

                             MORGAN & BANKS LIMITED

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                            (IN AUSTRALIAN DOLLARS)

                                                                                        FOR THE YEAR ENDED 31 MARCH
                                                                                     ----------------------------------
                                                                                        1998        1997        1996
                                                                             NOTES      $000        $000        $000
                                                                        -----------  ----------  ----------  ----------

CASH FLOWS FROM OPERATING ACTIVITIES
Receipts from customers...............................................                  322,055     216,454     135,179
Payments to suppliers and employees...................................                 (296,859)   (192,397)   (122,187)
Interest received.....................................................                      188         220         259
Borrowing costs including interest and cost of finance paid...........                     (472)        (99)       (165)
Dividends received....................................................                       --         151          --
Income taxes paid.....................................................                   (7,217)     (6,577)     (4,025)
                                                                                     ----------  ----------  ----------
Net cash provided by operating activities.............................          23(a)     17,695     17,752       9,061
                                                                                     ----------  ----------  ----------
CASH FLOWS TO INVESTING ACTIVITIES
Payments for businesses acquired                                                23(b)         --         --        (102)
Payments for investments in controlled entities.......................          23(b)         --     (6,647)         --
Payments for additional shares in controlled entities.................                     (665)     (1,075)         --
Payment for investments                                                                      --          --      (1,491)
Payment for plant and equipment.......................................                   (9,407)     (4,558)     (4,324)
Proceeds from sale of plant and equipment.............................                      155         104          --
Long-term loans to related bodies corporate...........................                       (4)         --         (61)
                                                                                     ----------  ----------  ----------
Net cash used in investing activities.................................                   (9,921)    (12,176)     (5,978)
                                                                                     ----------  ----------  ----------
CASH FLOWS TO FINANCING ACTIVITIES
Proceeds from borrowings..............................................                    2,900       6,815          --
Repayments of borrowings..............................................                     (179)     (1,500)         --
Payments under hire purchase contracts................................                     (608)       (608)       (359)
Proceeds from exercise of options.....................................                      420          --          --
Dividends paid........................................................                   (7,148)     (5,325)     (4,060)
                                                                                     ----------  ----------  ----------
Net cash used in financing activities.................................                   (4,615)       (618)     (4,419)
                                                                                     ----------  ----------  ----------
Net increase (decrease) in cash held..................................                    3,159       4,958      (1,336)
Cash at the beginning of the year.....................................                   11,067       6,141       7,514
Effects of exchange rate changes on the balances of cash held in
  foreign currencies at the beginning of the year.....................                      262         (32)        (37)
                                                                                     ----------  ----------  ----------
Cash at the end of the year...........................................          22       14,488      11,067       6,141
                                                                                     ----------  ----------  ----------
                                                                                     ----------  ----------  ----------
Non-cash financing and investing activities...........................          23(c)
Financing arrangements................................................          23(d)

   The above Statements of Cash Flows are to be read in conjunction with the attached Notes.

                             MORGAN & BANKS LIMITED

       NOTES TO AND FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

                            (IN AUSTRALIAN DOLLARS)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The principal accounting policies adopted by the economic entity comprising the chief entity Morgan & Banks Limited and its controlled entities are stated in order to assist in a general understanding of the financial statements. These policies have been consistently applied except as otherwise indicated.

    The financial statements, which constitute a general purpose financial report, have been drawn up in accordance with applicable Accounting Standards and other mandatory professional requirements, and comply with other requirements of the law.

ACCOUNTS PAYABLE

    Accounts payable represent the principal amounts outstanding at balance date. The carrying amounts of accounts payable approximate net fair values.

NON-CURRENT ASSETS

    The carrying amounts of non-current assets do not exceed the net amounts that are expected to be recovered through the cash inflows and outflows arising from their continued use and subsequent disposal. The expected net cash flows included in determining the recoverable amount have not been discounted to their present values.

DEPRECIATION AND AMORTISATION OF PLANT AND EQUIPMENT

    Items of plant and equipment are depreciated over their estimated useful lives using the straight line method. Leasehold improvements are amortised over the period of the lease.

GOODWILL

    Goodwill, representing the excess of the cost of acquisition over the fair values of the net assets acquired, is being amortised over the period of time during which benefits are expected to arise. The period over which goodwill is being amortised is reviewed annually and does not exceed 20 years.

RECEIVABLES

    Trade accounts receivable, amounts due from related parties and other receivables represent the principal amounts due at balance date less any provisions for doubtful debts and approximate net fair value.

EMPLOYEE ENTITLEMENTS

    AASB 1028 Accounting for Employee Entitlements was adopted as at 1 April 1995. The net effect of the adoption was accounted for against profits at that date. The adjustment to retained profits net of the tax effect of $69,000 was $123,000.

REVENUE RECOGNITION

    Income from contracting activities is brought to account when earned. All other fee income is brought to account when billed.

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


SUPERANNUATION

    The economic entity contributes to superannuation funds which provide benefits to employees and contractors and their dependants on retirement, total and permanent disability or death. The economic entity's commitment in respect of these accumulation funds is limited to making the specified contributions as required by the relevant award and legislation. The economic entity's contributions to the superannuation funds are expensed in the profit and loss accounts as incurred.

TRANSLATION OF FOREIGN CURRENCY TRANSACTION

    Transactions in foreign currencies are initially measured and brought to account at the rate of exchange in effect at the date of each transaction.

    As foreign controlled entities are self sustaining, the assets and liabilities are translated into Australian currency at rates of exchange current at balance date, while its revenue and expenses are translated at the average of rates ruling during the year. Exchange differences arising on translation are taken to the foreign currency translation reserve.

    Foreign currency monetary items outstanding at balance date have been translated at the spot rates current at balance date.

    Exchange differences arising on the translation of foreign currency borrowings designated as hedges of investments in controlled foreign entities are taken to the foreign currency translation reserve.

BORROWINGS

    Bank loans are recognised in the financial statements on the basis of the nominal amounts outstanding at balance date plus accrued interest. The carrying amounts of borrowings approximate net fair values.

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 2. RECONCILIATIONS FROM AUSTRALIAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

Reconciliation of operating profit after income tax for the year ended 31 March,

                                                                                      1998       1997       1996
                                                                                      $000       $000       $000
                                                                                    ---------  ---------  ---------
Operating profit after income tax attributable to members of
  Morgan & Banks Limited..........................................................     11,017      9,867      6,757
Deferred income taxes.............................................................         --          7         (7)
                                                                                    ---------  ---------  ---------
Net income in accordance with US Generally
  Accepted Accounting Principles..................................................     11,017      9,874      6,750
                                                                                    ---------  ---------  ---------
                                                                                    ---------  ---------  ---------

Reconciliation of shareholders' equity at 31 March,

                                                                                      1998       1997       1996
                                                                                      $000       $000       $000
                                                                                    ---------  ---------  ---------
Shareholders' equity attributable to members of
  Morgan & Banks Limited..........................................................     18,729     14,646      9,495
Deferred income taxes.............................................................         --         --          7
                                                                                    ---------  ---------  ---------
Shareholders' equity in accordance with US Generally
  Accepted Accounting Principles..................................................     18,729     14,646      9,502
                                                                                    ---------  ---------  ---------
                                                                                    ---------  ---------  ---------

    Generally accepted accounting principles in Australia ("Australian GAAP") as utilized by the Company differ in certain respects from generally accepted accounting principles in the United States ("US GAAP"). With respect to the Company's financial statements, these differences primarily relate to accounting for income taxes. Australian GAAP stipulates that an announcement of the Government's intention to change the rate of company income tax in advance of the periods in which the change will apply is adequate evidence for deferred tax balances to be restated. US GAAP requires the adjustment in the year that a change in tax rate is effective.

    The provision for employee entitlements prepared in accordance with AASB 1028 "Accounting for Employee Entitlements" substantially approximates the required provision under US GAAP. As such the provision for employee entitlements for 1996, 1997 and 1998 as prepared under Australian GAAP require no adjustment. In order to reflect the adoption of AASB 1028 in 1996, and therefore US GAAP in preceding years, the adjustment booked through opening retained profits in 1996 has been reversed and effected through net income in 1994 and 1995.

    Under Australian GAAP, companies were not allowed to use the equity method of accounting for investments in associates in the consolidated profit and loss statement or balance sheet. Instead companies record the investment at cost and bring to account dividend income. US GAAP requires investments in associates to be accounted for under the equity method after elimination of unrealised profits on transactions with associates. The adjustment was not material and therefore not included in the summary of differences.

    Under Australian GAAP, no cost attributable to executive options has been recognised in the profit and loss statement. Under US GAAP the compensation cost is zero for each year ended to date.

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 2. RECONCILIATIONS FROM AUSTRALIAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
    Under Australian GAAP, Operating Income before Depreciation, Amortization, Interest and Income Tax is an appropriate measure. The Company understands that this measure is not recognized under US GAAP.

    Under Australian GAAP the item identified as an abnormal loss is characterized as an extraordinary item under US GAAP. This is not appropriate under US GAAP and would be treated as an operating expense.

    The disclosure of operating expenses as required under US GAAP are included below. This disclosure is not an Australian GAAP requirement.

                                                                                     1998       1997       1996
                                                                                     $000       $000       $000
                                                                                   ---------  ---------  ---------
Cost of sales....................................................................    190,816    118,853     66,403
Salary and related costs.........................................................     84,548     57,794     42,523
Office and general expenses......................................................     35,390     27,869     22,846
Amortisation of intangibles......................................................        782        371        158
                                                                                   ---------  ---------  ---------
Total operating expenses.........................................................    311,536    204,887    131,930
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 3. OPERATING PROFIT

                                                                                     FOR THE YEAR ENDED 31 MARCH
                                                                                   -------------------------------
                                                                                     1998       1997       1996
                                                                                     $000       $000       $000
                                                                                   ---------  ---------  ---------
Operating profit before income tax has been determined after:

(A) CREDITING AS REVENUE:
Dividends received/receivable
  Associated entities............................................................         --        151        189
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
Interest:
  Others.........................................................................        188        229        259
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
(B) CHARGING AS EXPENSE:
Net expenses resulting from movements in provision for:
  Amortisation of goodwill.......................................................        782        274        158
  Amortisation of leasehold improvements.........................................      1,318        565        299
  Depreciation of plant and equipment............................................      3,866      2,402      1,692
  Employee entitlements..........................................................        204        748        278
                                                                                   ---------  ---------  ---------
                                                                                       6,170      3,989      2,427
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
Borrowing Costs:
  Interest expense other persons.................................................        440        116         --
  Hire purchase interest charges.................................................         94        147        156
                                                                                   ---------  ---------  ---------
                                                                                         534        263        156
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
Other:
  Net bad and doubtful debts expense.............................................        814        671        781
  Goodwill written off...........................................................         --         97         --
  (Gain) loss on sales/write-off of plant & equipment............................         (1)       (11)        24
  Operating lease rental expense.................................................      7,293      5,493      3,769
                                                                                   ---------  ---------  ---------
                                                                                       8,106      6,250      4,574
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

NOTE 4. OPERATING REVENUE

                                                                                     FOR THE YEAR ENDED 31 MARCH
                                                                                   -------------------------------
                                                                                     1998       1997       1996
                                                                                     $000       $000       $000
                                                                                   ---------  ---------  ---------
Sales revenue....................................................................    330,364    221,467    143,057
Interest.........................................................................        188        229        259
Dividends........................................................................         --        151        189
Proceeds from sales of non-current assets........................................        155        104         --
                                                                                   ---------  ---------  ---------
Total operating revenue..........................................................    330,707    221,951    143,505
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 5. ABNORMAL ITEM

    In August 1997, the Company commenced operations in Jakarta, Indonesia. The Company closed its Jakarta, Indonesia office in March 1998 due to continued political unrest and instability. The costs of opening and closing its Jakarta Indonesia office and the related tax effect as shown below.

                                                                                     FOR THE YEAR ENDED 31 MARCH
                                                                                   -------------------------------
                                                                                     1998       1997       1996
                                                                                     $000       $000       $000
                                                                                   ---------  ---------  ---------
INDONESIAN OPERATION
Set-up of operations.............................................................        494         --         --
Office closure costs.............................................................        209         --         --
                                                                                   ---------  ---------  ---------
                                                                                         703         --         --
Income tax expense...............................................................          8         --         --
Outside equity interest..........................................................         (2)        --         --
                                                                                   ---------  ---------  ---------
                                                                                         709         --         --
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

NOTE 6. INCOME TAX

                                                                                     FOR THE YEAR ENDED 31 MARCH
                                                                                   -------------------------------
                                                                                     1998       1997       1996
                                                                                     $000       $000       $000
                                                                                   ---------  ---------  ---------
The amount provided in respect of income tax differs from the amount prima facie payable on operating profit. The difference is reconciled as follows:
Prima facie tax on operating profit at 36%.......................................      6,642      6,021      4,102
Add tax effect of:
  (Over)/Under provision in prior years..........................................        (35)        95         --
  Entertainment not allowable....................................................        181        174        194
  Goodwill amortisation..........................................................        266         93         57
  Non-deductible expenses........................................................         30        114         23
  Abnormal item not allowable (Note 5)...........................................          8         --         --
Deduct tax effect of:
  Overseas income tax differential...............................................        128       (334)       (78)
  Non-assessable profit of overseas subsidiaries.................................         --         --        (30)
  Exempt income..................................................................         --        (45)       (68)
                                                                                   ---------  ---------  ---------
Income tax attributable to operating profit......................................      7,220      6,118      4,200
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

NOTE 7. EVENTS SUBSEQUENT TO BALANCE DATE

    No matter or circumstance has arisen since the end of the financial year that has significantly affected or may significantly affect the operations of the economic entity, the results of those operations, or the state of affairs of the economic entity, in subsequent financial years.

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 8. RESERVES

                                                                                                    AS AT 31 MARCH
                                                                                                 --------------------
                                                                                                   1998       1997
                                                                                                   $000       $000
                                                                                                 ---------  ---------
Share premium account..........................................................................      4,204      3,809
Foreign currency translation reserve...........................................................       (309)      (145)
                                                                                                 ---------  ---------
                                                                                                     3,895      3,664
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------
MOVEMENTS IN RESERVES
Share premium account:
  Balance at beginning of the financial year...................................................      3,809      2,399
  Exercise of 250,000 options at a premium of $1.58 per share..................................        395         --
  Issue of 275,170 ordinary shares at a premium of $5.124 per share............................         --      1,410
                                                                                                 ---------  ---------
  Balance at end of the financial year.........................................................      4,204      3,809
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------
Foreign currency translation reserve:
  Balance at beginning of the financial year...................................................       (145)        (7)
  Exchange differences arising from the translation of the net assets of self-sustaining
    foreign operations.........................................................................       (164)      (138)
                                                                                                 ---------  ---------
Balance at end of the financial year...........................................................       (309)      (145)
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

NOTE 9. CURRENT RECEIVABLES

                                                                                                    AS AT 31 MARCH
                                                                                                 --------------------
                                                                                                   1998       1997
                                                                                                   $000       $000
                                                                                                 ---------  ---------
Trade accounts receivable......................................................................     40,422     31,374
Provision for doubtful debts...................................................................     (2,012)    (1,837)
                                                                                                 ---------  ---------
                                                                                                    38,410     29,537
Non-trade accounts receivable from:
  Other debtors................................................................................      1,036        638
                                                                                                 ---------  ---------
                                                                                                    39,446     30,175
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------
Amounts receivable in foreign currencies
  New Zealand dollars..........................................................................      6,137      4,789
  British pounds...............................................................................      1,980      1,814
  Singapore dollars............................................................................        568      1,447
  Hong Kong dollars............................................................................      1,352      1,736
  Trade accounts receivable are subject to normal terms of trade which provide for settlement within seven to fourteen days. Non-trade accounts receivable are due within various periods of less than 12 months.

NOTE 10. OTHER CURRENT ASSETS

                                                                                                    AS AT 31 MARCH
                                                                                                 --------------------
                                                                                                   1998       1997
                                                                                                   $000       $000
                                                                                                 ---------  ---------
Prepayments....................................................................................      2,357      1,844
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 11. NON-CURRENT RECEIVABLES

                                                                                                    AS AT 31 MARCH
                                                                                                 --------------------
                                                                                                   1998       1997
                                                                                                   $000       $000
                                                                                                 ---------  ---------
Loans to related bodies corporate..............................................................         46         42
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

NOTE 12. PLANT AND EQUIPMENT

                                                                                                    AS AT 31 MARCH
                                                                                                 --------------------
                                                                                                   1998       1997
                                                                                                   $000       $000
                                                                                                 ---------  ---------
Leasehold improvements
  At cost......................................................................................      6,992      3,421
  Provision for amortisation...................................................................      2,535      1,172
                                                                                                 ---------  ---------
                                                                                                     4,457      2,249
                                                                                                 ---------  ---------
Plant and equipment
  At cost......................................................................................     19,882     14,364
  Provision for depreciation...................................................................     10,187      6,228
                                                                                                 ---------  ---------
                                                                                                     9,695      8,136
                                                                                                 ---------  ---------
Total plant and equipment at cost..............................................................     26,874     17,785
Provision for depreciation and amortisation....................................................     12,722      7,400
                                                                                                 ---------  ---------
                                                                                                    14,152     10,385
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

NOTE 13. INTANGIBLES

                                                                                                    AS AT 31 MARCH
                                                                                                 --------------------
                                                                                                   1998       1997
                                                                                                   $000       $000
                                                                                                 ---------  ---------
Goodwill--at cost..............................................................................     10,551     10,608
Accumulated amortisation.......................................................................      1,243        461
                                                                                                 ---------  ---------
                                                                                                     9,308     10,147
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 14. OTHER NON-CURRENT ASSETS

                                                                                                     AS AT 31 MARCH
                                                                                                ------------------------
                                                                                                   1998         1997
                                                                                                   $000         $000
                                                                                                -----------  -----------
Future income tax benefits -- timing differences..............................................       2,684        2,339
                       -- tax losses..........................................................         309           --
                                                                                                -----------  -----------
                                                                                                     2,993        2,339
                                                                                                -----------  -----------
                                                                                                -----------  -----------

NOTE 15. CURRENT ACCOUNTS PAYABLE

                                                                                                     AS AT 31 MARCH
                                                                                                ------------------------
                                                                                                   1998         1997
                                                                                                   $000         $000
                                                                                                -----------  -----------
Trade accounts payable........................................................................       6,683        4,264
Other creditors:
  Commissions/bonus accrual...................................................................      13,108       10,392
  On hire contractor's wages..................................................................      11,412        9,876
  Employee related taxes accrued..............................................................       3,190        1,370
  Other general accruals......................................................................       9,272        8,127
                                                                                                -----------  -----------
                                                                                                    43,665       34,029
                                                                                                -----------  -----------
                                                                                                -----------  -----------
Amounts payable in foreign currencies:
  New Zealand dollars.........................................................................       7,089        6,032
  British pounds..............................................................................       3,589        2,898
  Singapore dollars...........................................................................         746          548
  Hong Kong dollars...........................................................................         740          848

NOTE 16. CURRENT BORROWINGS

                                                                                                     AS AT 31 MARCH
                                                                                                ------------------------
                                                                                                   1998         1997
                                                                                                   $000         $000
                                                                                                -----------  -----------
Hire purchase creditors (Note 24)--secured*...................................................         481          486
Bank loan--secured............................................................................      --              179
                                                                                                -----------  -----------
                                                                                                       481          665
                                                                                                -----------  -----------
                                                                                                -----------  -----------

------------------------

* Partly secured by a first ranking fixed charge over the book debts of the chief entity to an amount of $1 million, and also secured by the assets acquired.

NOTE 17. CURRENT PROVISIONS

                                                                                                     AS AT 31 MARCH
                                                                                                ------------------------
                                                                                                   1998         1997
                                                                                                   $000         $000
                                                                                                -----------  -----------
Dividends.....................................................................................       3,497        3,196
Taxation......................................................................................       4,581        3,772
Employee entitlements.........................................................................       1,452        1,262
                                                                                                -----------  -----------
                                                                                                     9,530        8,230
                                                                                                -----------  -----------
                                                                                                -----------  -----------

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 18. NON-CURRENT BORROWINGS

                                                                                                     AS AT 31 MARCH
                                                                                                ------------------------
                                                                                                   1998         1997
                                                                                                   $000         $000
                                                                                                -----------  -----------
Hire purchase creditors (Note 24)--secured*...................................................          91          600
Commercial bills--unsecured (Note 23(d))......................................................       8,030        5,315
                                                                                                -----------  -----------
                                                                                                     8,121        5,915
                                                                                                -----------  -----------
                                                                                                -----------  -----------

------------------------

* Partly secured by a first ranking fixed charge over the book debts of the chief entity to an amount of $1 million, and also secured by the assets acquired.

NOTE 19. NON-CURRENT PROVISIONS

                                                                                                     AS AT 31 MARCH
                                                                                                ------------------------
                                                                                                   1998         1997
                                                                                                   $000         $000
                                                                                                -----------  -----------
Employee entitlements.........................................................................         996          983
Deferred income taxation......................................................................         617          736
                                                                                                -----------  -----------
                                                                                                     1,613        1,719
                                                                                                -----------  -----------
                                                                                                -----------  -----------

NOTE 20. FOREIGN CURRENCY MONETARY ITEMS

    Current and non-current assets and liabilities not effectively hedged to a date at least 12 months after balance date:

                                                                                                     AS AT 31 MARCH
                                                                                                ------------------------
                                                                                                   1998         1997
                                                                                                   $000         $000
                                                                                                -----------  -----------
British pounds:
  Current assets..............................................................................       1,029          577
  Non-current assets..........................................................................         729          636
                                                                                                -----------  -----------
                                                                                                     1,758        1,213
                                                                                                -----------  -----------
                                                                                                -----------  -----------
New Zealand dollars:
  Non-current assets..........................................................................       8,658       10,629
  Current liabilities.........................................................................      (7,139)      (7,452)
                                                                                                -----------  -----------
                                                                                                     1,519        3,177
                                                                                                -----------  -----------
                                                                                                -----------  -----------
Hong Kong dollars:
  Current assets..............................................................................       1,433          930
  Non-current assets..........................................................................         345          441
                                                                                                -----------  -----------
                                                                                                     1,778        1,371
                                                                                                -----------  -----------
                                                                                                -----------  -----------
Singapore dollars:
  Current assets..............................................................................         256          966
  Non-current assets..........................................................................         389          216
                                                                                                -----------  -----------
                                                                                                       645        1,182
                                                                                                -----------  -----------
                                                                                                -----------  -----------

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 21. ISSUED CAPITAL

    The Shareholders of the company approved a capital reconstruction of three-new-shares-for-one-old at a General Shareholders' Meeting on 25 February 1998.

                                                                                                     AS AT 31 MARCH
                                                                                                ------------------------
                                                                                                   1998         1997
                                                                                                   $000         $000
                                                                                                -----------  -----------
  ISSUED
  Ordinary shares:
    69,239,148 (1997: 22,829,716) ordinary shares of 3.33 cents (1997: 10 cents) each fully
    paid......................................................................................       2,308        2,283
                                                                                                -----------  -----------
                                                                                                -----------  -----------
  Shares issued (all issued prior to capital reconstruction):
    During the current year 250,000 ordinary shares of $0.10 each were issued at a premium of
    $1.58 per share following the exercise of options.........................................          25           --
                                                                                                -----------  -----------
                                                                                                -----------  -----------
  During the prior year 275,170 ordinary shares of $0.10 each were issued at a premium of
    $5.124 per share as partial consideration for the acquisition of 64.5% of Morgan & Banks
    Limited, New Zealand......................................................................          --           28
                                                                                                -----------  -----------
                                                                                                -----------  -----------

OPTIONS

    Prior to the capital reconstruction and during the year 788,750 options were issued under the Morgan & Banks Employee Share Option Scheme and 530,000 options were issued under the new Morgan & Banks Executive Option Plan. Of such amounts, 188,500 options (1997: 212,250) were forfeited under the Morgan & Banks Employee Share Option Scheme and 50,000 were forfeited under the Morgan & Banks Executive Option Plan. During the year ended March 31, 1998, 250,000 options were exercised. As at 31 March 1998, unissued shares, following the capital reconstruction, under all option plans were as follows:

              SHARES UNDER   EXERCISE           EXERCISE
ISSUE DATE       OPTION        PRICE             PERIOD
------------  -------------  ---------  ------------------------
  10/11/1994       600,000   $  0.5600     10/11/1997-09/11/1999
  21/04/1995       769,875   $  0.5233     21/04/1998-20/04/2000
  19/08/1996     1,863,000   $  1.2167     19/08/1999-17/08/2001
  17/10/1997     1,440,000   $  3.4733     17/10/2000-17/10/2002

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 22. CASH

                                                                                                    AS AT 31 MARCH
                                                                                                 --------------------
                                                                                                   1998       1997
                                                                                                   $000       $000
                                                                                                 ---------  ---------
Cash...........................................................................................      7,671      8,076
Short-term deposits............................................................................      6,817      2,991
                                                                                                 ---------  ---------
                                                                                                    14,488     11,067
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

    For the purposes of the statements of cash flows, cash includes cash on hand and in banks and investments in money market instruments, net of outstanding bank overdrafts.

    The average floating interest rate for short-term deposits is 5.39%.

NOTE 23. NOTES TO THE STATEMENTS OF CASH FLOWS

(A) RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO OPERATING PROFIT AFTER INCOME TAX:

                                                                                         FOR THE YEAR ENDED 31 MARCH
                                                                                       -------------------------------
                                                                                         1998       1997       1996
                                                                                         $000       $000       $000
                                                                                       ---------  ---------  ---------
Operating profit after income tax....................................................     11,231     10,608      7,194
  Depreciation and amortisation......................................................      5,184      2,967      1,991
  Amortisation of goodwill...........................................................        782        274        158
  Goodwill written-off...............................................................         --         97         --
  Hire purchase interest charges.....................................................         94        146         --
  (Gain) loss on sales/write-off of non-current assets...............................         (1)       (11)        24
  Provision for doubtful debts.......................................................        175        216        550
  Abnormal item......................................................................        198         --         --
Changes in assets and liabilities net of effects of
  purchases of new businesses:
  Increase/(decrease) in income taxes payable........................................        787       (124)       771
  (Decrease)/increase in provision for deferred income tax...........................       (120)       254       (135)
  (Increase) in future income tax benefit............................................       (664)      (590)      (461)
  (Increase) in trade debtors........................................................     (8,675)    (5,013)    (7,878)
  (Increase) in other debtors and prepayments........................................       (910)      (684)      (375)
  Increase in trade creditors........................................................      2,482      1,487      1,111
  Increase in other creditors........................................................      6,928      7,377      5,857
  Decrease in lease liabilities                                                               --         --        (24)
  Increase in employee entitlements..................................................        204        748        278
                                                                                       ---------  ---------  ---------
Net cash provided by operating activities............................................     17,695     17,752      9,061
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

(B) ENTITIES ACQUIRED

    During the 1997 financial year the economic entity acquired the remaining 71.38% interest in Morgan & Banks, New Zealand in a number of stages. These acquisitions were financed through the issue of shares and cash as detailed below. As a result of the issue of shares, the chief entity became the beneficial owner of 16.1% of the issued capital of Morgan & Banks, New Zealand. This beneficial ownership was on-sold at

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 23. NOTES TO THE STATEMENTS OF CASH FLOWS (CONTINUED) cost to Maldon Holdings Limited, a wholly owned controlled entity, and therefore not reflected in the statements of cash flows.

    During the 1996 financial year, the economic entity acquired the trading operations of Westside Employment (Aust) Pty Limited.

    Details of the acquisitions are as follows:

                                                                                        FOR THE YEAR ENDED 31 MARCH
                                                                                     ---------------------------------
                                                                                       1998       1997        1996
                                                                                       $000       $000        $000
                                                                                     ---------  ---------     -----
Consideration
  275,170 ordinary shares of Morgan & Banks Limited issued at
    $5.224 per share...............................................................         --      1,437          --
  Cash.............................................................................         --      7,557         102
                                                                                     ---------  ---------         ---
                                                                                            --      8,994         102
Equity interest at date of acquisition.............................................         --      1,491          --
                                                                                     ---------  ---------         ---
                                                                                            --     10,485         102
                                                                                     ---------  ---------         ---

Fair value of net assets acquired
  Current Assets
    Cash...........................................................................         --        910          --
    Trade debtors..................................................................         --      3,947          --
    Sundry debtors and prepayments.................................................         --        264          --
  Non-Current Assets
    Plant and equipment............................................................         --      1,792          --
    Intangible assets..............................................................         --        929          --
    Investments....................................................................         --         68          --
    Future income tax benefit......................................................         --        346          --
  Current Liabilities
    Trade creditors................................................................         --     (1,194)         --
    Provisions and accruals........................................................         --     (3,816)         --
    Related party payable..........................................................         --        (19)         --
    Bank loan--secured.............................................................         --       (179)         --
                                                                                     ---------  ---------         ---
  Net assets acquired..............................................................         --      3,048          --
  Goodwill on acquisition..........................................................         --      7,437         102
                                                                                     ---------  ---------         ---
                                                                                            --     10,485         102
                                                                                     ---------  ---------         ---
                                                                                     ---------  ---------         ---
Cash consideration.................................................................         --      7,557         102
Less: Cash balances acquired.......................................................         --        910          --
                                                                                     ---------  ---------         ---
Cash outflow.......................................................................         --      6,647         102
                                                                                     ---------  ---------         ---
                                                                                     ---------  ---------         ---

    On 1 April 1997, an additional 7.5% of the ordinary shares of Morgan & Banks (Hong Kong) Limited was acquired.

    On 24 January 1997, an additional 16.5% of the ordinary shares of Morgan & Banks (Hong Kong) Limited was also acquired.

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 23. NOTES TO THE STATEMENTS OF CASH FLOWS (CONTINUED)
(C) NON-CASH FINANCING AND INVESTING ACTIVITIES

    During the 1997 financial year the chief entity acquired plant and equipment with an aggregate fair value of $72,315 (1996: $814,440) by means of hire purchase contracts. During the 1997 financial year the chief entity issued 275,170 ordinary shares as part consideration of the acquisition of 64.5% of the ordinary shares of Morgan & Banks Limited, New Zealand (refer to Note 23(b)). These transactions are not reflected in the statements of cash flows.

(D) FINANCING ARRANGEMENTS

                                                                                       FOR THE YEAR ENDED 31 MARCH
                                                                                     -------------------------------
                                                                                       1998       1997       1996
                                                                                       $000       $000       $000
                                                                                     ---------  ---------  ---------
FACILITIES SUMMARY
Bank loan facilities...............................................................         --        179         --
Fixed rate commercial bill facility................................................      2,500         --         --
Fixed and variable rate commercial bill acceptance/discount facility...............      2,630      5,675         --
Interchangeable overdraft or fixed and variable rate commercial bill
  acceptance/discount facility.....................................................      8,196      1,992         --
Overdraft facilities...............................................................         --        447      2,000
                                                                                     ---------  ---------  ---------
                                                                                        13,326      8,293      2,000
                                                                                     ---------  ---------  ---------
                                                                                     ---------  ---------  ---------
USED AT BALANCE DATE
Bank loan facilities...............................................................         --        179         --
Fixed rate commercial bill facility................................................      2,500         --         --
Fixed and variable rate commercial bill acceptance/discount facility...............      2,630      5,315         --
Interchangeable overdraft or fixed and variable rate commercial bill
  acceptance/discount facility.....................................................      2,900         --         --
                                                                                     ---------  ---------  ---------
                                                                                         8,030      5,494         --
                                                                                     ---------  ---------  ---------
                                                                                     ---------  ---------  ---------
UNUSED AT BALANCE DATE
Fixed and variable rate commercial bill acceptance/discount facility...............         --        360         --
Interchangeable overdraft or fixed and variable rate commercial bill
  acceptance/discount facility.....................................................      5,296      1,992         --
Overdraft facilities...............................................................         --        447      2,000
                                                                                     ---------  ---------  ---------
                                                                                         5,296      2,799      2,000
                                                                                     ---------  ---------  ---------
                                                                                     ---------  ---------  ---------

    The bank loan facility was repaid in August 1997.

    The fixed rate commercial bill facility matures in August 2001 with a fixed interest rate of 5.74%.

    The fixed and variable rate commercial bill acceptance/discount facility and the interchangeable facility are subject to annual review, with the exception of $2,630,000 of the commercial bill facility which matures in 2000. The commercial bill facility of $2,630,000 and an additional amount of $796,000 of the interchangeable facility may only be drawn in New Zealand dollars.

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 23. NOTES TO THE STATEMENTS OF CASH FLOWS (CONTINUED)
    An interest rate option was taken out on the fixed and variable commercial bill acceptance/discount facility drawn in New Zealand dollars until 15 September 1998. The interest rate cap is 8.50%.

    Interest rates on the interchangeable overdraft and fixed and variable rate commercial bill acceptance/ discount facility are determined by reference to the prevailing bank bill or overdraft rate as applicable.

NOTE 24. COMMITMENTS FOR EXPENDITURE

                                                                                               AS AT 31 MARCH
                                                                                       -------------------------------
                                                                                         1998       1997       1996
                                                                                         $000       $000       $000
                                                                                       ---------  ---------  ---------
CAPITAL EXPENDITURE CONTRACTED FOR
  AT 31 MARCH BUT NOT PROVIDED FOR:
Payable:
  Not later than 1 year..............................................................         76        426        179
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------
NON-CANCELLABLE OPERATING LEASES WITH A TERM OF
  MORE THAN ONE YEAR--COMMITMENTS NOT PROVIDED FOR:
Payable:
  Not later than 1 year..............................................................      7,056      5,892      3,894
  Later than 1 year but not later than 2 years.......................................      6,332      5,193      3,500
  Later than 2 years but not later than 5 years......................................     13,742     12,757      7,091
  Later than 5 years.................................................................        867      3,866      2,501
                                                                                       ---------  ---------  ---------
                                                                                          27,997     27,708     16,986
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------
HIRE PURCHASE AGREEMENTS--ANALYSIS OF COMMITMENTS:
Payable:
  Not later than 1 year..............................................................        516        608        586
  Later than 1 year but not later than 2 years.......................................         94        516        586
  Later than 2 years but not later than 5 years......................................         --         94        552
                                                                                       ---------  ---------  ---------
Total minimum lease payments.........................................................        610      1,218      1,724
Future finance charges...............................................................        (38)      (132)      (249)
                                                                                       ---------  ---------  ---------
                                                                                             572      1,086      1,475
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------
Current liability (Note 16)..........................................................        481        486        445
Non-current liability (Note 18)......................................................         91        600      1,030
                                                                                       ---------  ---------  ---------
                                                                                             572      1,086      1,475
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

    The average interest rate for hire purchase liabilities is 10.776%.

NOTE 25. SUPERANNUATION COMMITMENTS

    The economic entity contributes to accumulation plans to provide benefits to permanent employees and contractors as required by Superannuation Guarantee legislation. The economic entity does not guarantee the performance of these funds.

    The economic entity's commitment in respect of these accumulation plans is limited to making the specified contributions as required by the relevant award and legislation.

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 25. SUPERANNUATION COMMITMENTS (CONTINUED)
    Funds are available for the purposes of the fund to satisfy all benefits that would have been vested under the fund in the event of the termination of the fund or the voluntary or compulsory termination of employment of each employee member.

NOTE 26. CONTINGENT LIABILITIES

MORGAN & BANKS LIMITED

    Particulars and estimated maximum amounts of contingent liabilities arising in respect of:

    Morgan & Banks New Zealand Limited has had proceedings issued against the company for an amount of NZ$5.9 million. These proceedings are in relation to the acquisition of the claimant's business in New Zealand prior to Morgan & Banks New Zealand Limited becoming a controlled entity of the Group. The directors of Morgan & Banks Limited are of the opinion that the claim is without substance and accordingly the action will be vigorously defended.

    Bank guarantees provided to third parties at 31 March 1998 amount to $1,402,987 (1997: $1,286,391, 1996: $1,286,391).

    In order to secure certain financing facilities, a deed of cross guarantee and indemnity has been signed between Morgan & Banks Limited, Morgan & Banks New Zealand Limited, and Maldon Holdings Limited to guarantee payment and indemnify against losses.

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 27. REMUNERATION OF AUDITORS

                                                                                             FOR THE YEAR ENDED 31 MARCH
                                                                                           -------------------------------
                                                                                             1998       1997       1996
                                                                                             $000       $000       $000
                                                                                           ---------  ---------  ---------

Total of all remuneration received or due and receivable for the audit and review of financial reports by:
  Auditors of the chief entity...........................................................         95         82         67
  Other auditors.........................................................................         85         56         27
                                                                                           ---------  ---------  ---------
                                                                                                 180        138         94
                                                                                           ---------  ---------  ---------

Total of all remuneration received or due and receivable for other services by:
  Auditors of the chief entity...........................................................         71        124         68
  Other auditors.........................................................................         35          3          8
                                                                                           ---------  ---------  ---------
                                                                                                 106        127         76
                                                                                           ---------  ---------  ---------
                                                                                                 286        265        170
                                                                                           ---------  ---------  ---------
                                                                                           ---------  ---------  ---------

NOTE 28. DIRECTORS' INCOME

                                                                                             FOR THE YEAR ENDED 31 MARCH
                                                                                           -------------------------------
                                                                                             1998       1997       1996
                                                                                             $000       $000       $000
                                                                                           ---------  ---------  ---------

Aggregate of income paid or payable or otherwise made available from entities within the
  economic entity and any related parties:...............................................      5,545      5,298      3,452
                                                                                           ---------  ---------  ---------
                                                                                           ---------  ---------  ---------

    The total income reported above excludes income of directors of wholly-owned controlled corporations who are executives but not directors of the chief entity and who are required as part of their executive duties to be directors of controlled entities.

    Directors of the chief entity in office at any time during the financial years 1998, 1997 and 1996 were:

W S Cutbush                    I G Burns                      A A Cox
G K Morgan                     M Hinves                       A W Whatmore
A R Banks                      P S Laidlaw

NOTE 29. EXECUTIVES' INCOME

                                                                                             FOR THE YEAR ENDED 31 MARCH
                                                                                           -------------------------------
                                                                                             1998       1997       1996
                                                                                             $000       $000       $000
                                                                                           ---------  ---------  ---------
Total income received, or receivable by executive officers (including income received or
  receivable from related parties) whose total income exceeds $100,000...................      7,624      6,997      6,442
                                                                                           ---------  ---------  ---------
                                                                                           ---------  ---------  ---------

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 29. EXECUTIVES' INCOME (CONTINUED)
Number of executive officers whose total income exceeds $100,000:

                                                                                              FOR THE YEAR ENDED 31 MARCH
                                                                                      -------------------------------------------
                                                                                          1998           1997           1996
                                                                                         NUMBER         NUMBER         NUMBER
                                                                                      -------------  -------------  -------------
$100,000-$109,899...................................................................           --             --              1
$110,000-$119,999...................................................................            1             --              1
$120,000-$129,999...................................................................            1             --             --
$130,000-$139,999...................................................................           --              1              3
$140,000-$149,999...................................................................            1              1              1
$150,000-$159,999...................................................................           --              1             --
$160,000-$169,999...................................................................            1              1              1
$180,000-$189,999...................................................................            2             --             --
$190,000-$199,999...................................................................           --             --              1
$200,000-$209,999...................................................................           --              1             --
$210,000-$219,999...................................................................           --              1              1
$220,000-$229,999...................................................................            1              1              2
$240,000-$249,999...................................................................            1             --              1
$250,000-$259,999...................................................................            1              1              1
$260,000-$269,999...................................................................           --              1             --
$270,000-$279,999...................................................................           --              1             --
$290,000-$299,999...................................................................            1              1              1
$300,000-$309,999...................................................................            2              2             --
$320,000-$329,999...................................................................           --             --              2
$340,000-$349,999...................................................................           --              1             --
$350,000-$359,999...................................................................            1              1             --
$370,000-$379,999...................................................................            1              1             --
$390,000-$399,999...................................................................            1             --             --
$430,000-$439,999...................................................................            1             --             --
$450,000-$459,999...................................................................            1             --             --
$470,000-$479,999...................................................................           --             --              1
$500,000-$509,999...................................................................           --             --              2
$550,000-$559,999...................................................................            1              3             --
$560,000-$569,999...................................................................            1             --             --
$570,000-$579,999...................................................................            1             --             --
$590,000-$599,999...................................................................           --             --              2
$670,000-$679,999...................................................................           --              2             --
$690,000-$699,999...................................................................            2             --             --

The total income reported above includes the income of executive directors. This is also included in the income of all directors reported in Note 28.

NOTE 30. SEGMENT INFORMATION

INDUSTRY SEGMENTS

    The economic entity operates in the field of human resource services.

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 30. SEGMENT INFORMATION (CONTINUED)
GEOGRAPHICAL SEGMENTS

    The economic entity operated in the following geographic segments during the year--Australia, the United Kingdom, New Zealand and Asia.

    A statement of operations of geographical segments are as follows:

                                                          TOTAL REVENUE                    TOTAL ASSETS AS AT
                                                 -------------------------------  -------------------------------------
                                                       YEAR ENDED 31 MARCH
                                                 -------------------------------   31 MARCH     31 MARCH     31 MARCH
(A$ THOUSAND)                                      1998       1997       1996        1998         1997         1996
-----------------------------------------------  ---------  ---------  ---------  -----------  -----------  -----------
Australia......................................    235,738    179,952    122,645      53,913       38,803       35,512
United Kingdom.................................     37,091     23,951     15,504       5,190        3,941        2,221
Asia...........................................     11,092      9,144      5,356       6,203        6,083        2,470
New Zealand*...................................     46,786      8,904         --      17,484       17,172           --
                                                 ---------  ---------  ---------  -----------  -----------  -----------
Consolidated...................................    330,707    221,951    143,505      82,790       65,999       40,203
                                                 ---------  ---------  ---------  -----------  -----------  -----------
                                                 ---------  ---------  ---------  -----------  -----------  -----------

                              OPERATING PROFIT
                               BEFORE TAX AND                      GOODWILL                     OPERATING PROFIT
                            GOODWILL AMORTISATION                AMORTISATION                      BEFORE TAX
YEAR ENDED 31 MARCH    -------------------------------  -------------------------------  -------------------------------
  (A$ THOUSAND)          1998       1997       1996       1998       1997       1996       1998       1997       1996
---------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Australia............     17,753     14,259     10,163         (9)      (106)       (19)    17,744     14,153     10,144
United Kingdom.......        526        531        239         --         --         --        526        531        239
Asia.................        839      1,934      1,150       (262)      (153)      (139)       577      1,781      1,011
Asia (abnormal
  loss)..............       (703)        --         --         --         --         --       (703)        --         --
New Zealand*.........        818        373         --       (511)      (112)        --        307        261         --
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Consolidated.........     19,233     17,097     11,552       (782)      (371)      (158)    18,451     16,726     11,394
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

------------------------

There were no material intersegment sales.

* The results for New Zealand for 1997 are for the period 1 February to 31 March 1997.

NOTE 31. OUTSIDE EQUITY INTEREST

                                                                                                       AS AT 31 MARCH
                                                                                                    --------------------
                                                                                                      1998       1997
                                                                                                      $000       $000
                                                                                                    ---------  ---------
Outside equity interest in controlled entities comprises:
Share capital.....................................................................................         25         33
Foreign currency translation reserve..............................................................         60        (31)
Retained profits..................................................................................        566        793
                                                                                                    ---------  ---------
                                                                                                          651        795
                                                                                                    ---------  ---------
                                                                                                    ---------  ---------

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 32. CONTROLLED ENTITIES

                                                                                                       PERCENTAGE
                                                                                                     OF SHARES HELD
                                                                                                  --------------------
                                                                                                     AS AT 31 MARCH
                                                                                   COUNTRY OF     --------------------
                                                                                   FORMATION/       1998       1997
CONTROLLED ENTITY                                                                 INCORPORATION       %          %
-------------------------------------------------------------------------------  ---------------  ---------  ---------
SHARES HELD BY MORGAN & BANKS LIMITED
Morgan & Banks Management Services Pty Ltd.....................................     Australia           100        100
Credential Check Pty Ltd.......................................................     Australia           100        100
Labour LinQ Pty Ltd............................................................     Australia           100        100
Alectus Personnel Pty Ltd......................................................     Australia           100        100
Tristram Investments Limited...................................................     Australia           100        100
The Labour LinQ Business Solution Pty Ltd j....................................     Australia           100        100
Morgan & Banks Reward Consulting Pty Ltd.......................................     Australia           100        100
Morgan & Banks Investor No. 1 Pty Ltd..........................................     Australia           100        100
H. Neumann International Pty Ltd...............................................     Australia          67.5       67.5
S.B.N. Convenience Pty Limited.................................................     Australia           100        100
M&B Search Pte Ltd bd..........................................................     Singapore            75       67.5
Maldon Holdings Limited a......................................................    New Zealand          100        100
Morgan & Banks Holdings Ltd a..................................................        UK               100        100
Morgan & Banks Recruitment Ltd a...............................................     Hong Kong           100        100
Health Resources International Pty Limited k...................................     Australia           100         --
H. Neumann International Limited a.............................................    New Zealand         47.5       47.5
PT Morgan Nusantara ac.........................................................     Indonesia            99         --

SHARES HELD BY MALDON HOLDINGS LIMITED

Morgan & Banks New Zealand Limited ag..........................................    New Zealand          100        100

SHARES HELD BY MORGAN & BANKS NEW ZEALAND LIMITED

Compuforce Recruitment Limited ae..............................................    New Zealand          100        100
Alectus Recruitment Consultants Ltd a..........................................    New Zealand          100        100
H. Neumann International Limited a.............................................    New Zealand         47.5       47.5
Sibson & Company Limited ae....................................................    New Zealand          100        100
Compubank Limited e............................................................    New Zealand           --        100
Executive Leasing & Consulting Ltd a...........................................    New Zealand          100        100
Job Bank (NZ) Ltd e............................................................    New Zealand           --        100
Labour Linq Limited a..........................................................    New Zealand          100        100
MB Management Systems Ltd e....................................................    New Zealand           --        100
Job Index Limited af...........................................................    New Zealand          100         --
H. Neumann International Limited...............................................     Australia          27.5       27.5

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 32. CONTROLLED ENTITIES (CONTINUED)

                                                                                                       PERCENTAGE
                                                                                                     OF SHARES HELD
                                                                                                  --------------------
                                                                                                     AS AT 31 MARCH
                                                                                   COUNTRY OF     --------------------
                                                                                   FORMATION/       1998       1997
CONTROLLED ENTITY                                                                 INCORPORATION       %          %
-------------------------------------------------------------------------------  ---------------  ---------  ---------
SHARES HELD BY MORGAN & BANKS HOLDINGS LTD

Morgan & Banks PLC a...........................................................        UK               100        100
Morgan & Banks Payroll Services Ltd al.........................................        UK               100        100

SHARES HELD BY MORGAN & BANKS RECRUITMENT LTD

Morgan & Banks (Hong Kong) Ltd ad..............................................     Hong Kong            75       67.5

SHARES HELD BY MORGAN & BANKS (HONG KONG) LTD

The Wright Company (S) Pte Ltd b...............................................     Singapore           100        100
The Wright Company (Beijing) Ltd a.............................................     Hong Kong           100        100
The Wright Company (Guangzhou) Ltd a...........................................     Hong Kong           100        100
H. Neumann International (Asia) Ltd ah.........................................     Hong Kong            95        100
The Wright Company (M) Sdn Bhd a...............................................     Malaysia            100        100
Maston Development Limited a...................................................     Hong Kong           100        100
PT Morgan Nusantara ac.........................................................     Indonesia             1         --

------------------------

All controlled entities carried on business in their countries of incorporation.

a Controlled entities audited by other member firms of the Pannell Kerr Forster worldwide association.

b Controlled entities audited by firms other than Pannell Kerr Forster worldwide association.

c   Incorporated on 26 February 1997.

d Acquired an additional 16.5% effective 24 January 1997 and an additional 7.5% effective 1 April 1997.

e   Controlled entity wound up.

f   Incorporated 12 June 1997.

g   Name changed from Morgan & Banks Limited on 5 March 1998.

h  Name changed from The Wright Company (Shanghai) Ltd. on 12 December 1997.

j   Name changed from Inform International Pty Ltd on 1 August 1997.

k  Incorporated on 20 May 1997.

l   Name changed from Morgan & Banks Executive Leasing Ltd on 7 March 1997.

    On 24 January 1997, the economic entity acquired an additional 16.5% of the share capital of Morgan & Banks (Hong Kong) Ltd for $1,075,635 and the additional percentage of the operating results were included in Profit and Loss Accounts from that date. During the 1998 financial year the economic entity

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)

NOTE 32. CONTROLLED ENTITIES (CONTINUED) acquired a further 7.5% of the share capital of Morgan & Banks (Hong Kong) Ltd for an amount of $664,778. The acquisition took place on 1 April 1997 and the operating results of the increased ownership interest was included in the profit and loss account from that date.

NOTE 33. EARNINGS PER SHARE

                                                                                FOR THE YEAR ENDED 31 MARCH
                                                                          ----------------------------------------
                                                                              1998          1997          1996
                                                                               $             $             $
                                                                          ------------  ------------  ------------
Basic earnings per share--before abnormal items.........................         0.169         0.144          0.10
Basic earnings per share--after abnormal items..........................         0.159         0.144          0.10


                                                                             NUMBER        NUMBER        NUMBER
                                                                          ------------  ------------  ------------
Weighted average number of ordinary shares outstanding during the year
  used in the calculation of basic earnings per share...................    69,239,148    68,489,148    67,663,638
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------

    Diluted earnings per share is not materially different from basic earnings per share and is therefore not disclosed in the accounts.

    The prior year numbers have been adjusted to reflect the capital reconstruction for the purposes of comparability.

NOTE 34. RELATED PARTY TRANSACTIONS

    During the financial period to 31 March 1998 the following transactions took place with related parties:

    Dividends totalling $1,555,334 (1997: $1,501,253, 1996: $1,522,260) were paid during the year to entities associated with directors, this being in accordance with normal shareholder entitlements.

    An amount of $20,000 (1997: $20,000, 1996: $20,000) was paid under a sponsorship agreement to Geoff Morgan Motor Sports, a director related entity of Mr G K Morgan.

    Director related entities of non-executive directors, Mr W S Cutbush, Mr A A Cox, Mr A W Whatmore and joint managing directors, Mr G K Morgan and Mr A R Banks, have from time to time utilised the services of the economic entity, this being in the normal course of business and on standard terms and conditions.